INCOME TAXES	12 Months Ended
Jun. 30, 2015
INCOME TAXES [Abstract]
INCOME TAXES

8.   INCOME TAXES

Due to the net losses incurred, there was no income tax provision for the fiscal years ended June 30, 2015 and 2014. Deferred tax assets and liabilities as of June 30, 2015 and 2014, were as follows:

	June 30, 2015	June 30, 2014
Deferred Tax Assets:
Net operating loss carryforward	$12,451,818	$10,754,202
Allowance for bad debt	43,774	38,051
Stock-based compensation	1,878,672	1,493,004
Depreciation	2,548	—
Gross deferred tax asset	14,376,812	12,285,257
Less: deferred tax asset valuation allowance	(14,376,812)	(12,282,630)
Total net deferred tax asset	—	2,627
Less: Deferred tax liability - depreciation	—	(2,627)

Net deferred taxes	$—	$—

The Company had available at June 30, 2015, net operating loss carryforwards for federal and state tax purposes of approximately $33,090,136 that could be applied against taxable income in subsequent years through June 30, 2035. The amount of net operating loss carryforward that can offset future taxable income may be limited in accordance with IRC Section 382 following certain ownership changes.

Based on the weight of available evidence, both positive and negative, a valuation allowance to fully provide for the net deferred tax assets has been recorded since it is more likely than not that the deferred tax assets will not be realized. The valuation allowance was increased by $2,094,182 during fiscal year ended June 30, 2015.

Reconciliation of the differences between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the fiscal years ended June 30, 2015 and 2014 was as follows:

	For the Fiscal Year Ended June 30,
	2015		2014
	Amount	%	Amount	%

Tax at U.S. statutory rate	$(1,874,667)	-34.00%	$(2,401,741)	-34.00%
State taxes, net of federal benefit	(198,796)	-3.61%	(255,305)	-3.61%
Other	(20,719)	-0.37%	502,021	7.10%
Change in valuation allowance	2,094,182	37.98%	2,155,025	30.51%
	$—	0.00%	$—	0.00%